                                                                   EXHIBIT 10.14

                           EMPLOYEE MATTERS AGREEMENT

                                     Between

                                    TRW INC.

                                       And

                           ROADSTER ACQUISITION CORP.

                          Dated as of February 28, 2003

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----

         Section 5.1 Welfare Plans Maintained by the TRW Automotive Subsidiaries Prior to
                           Closing Date........................................................................15
         Section 5.2 Welfare Plans Maintained by TRW for TRW Automotive Participants Prior to
                           Closing Date........................................................................16
         Section 5.3 Welfare Plans Maintained by TRW for TRW Participants and TRW Automotive

         Section 6.1 Non-Qualified Plans Maintained by the TRW Automotive Subsidiaries Prior

                                                                  i

Schedule 1.1(a)

Schedule 1.1(b)

Schedule 2.2(a)

Schedule 2.4

Schedule 3.1(c)(ii)

Schedule 3.2(a)(i)

Schedule 3.2(b)(i)

Schedule 5.1

Schedule 5.2

Schedule 5.3

Schedule 7.1(a)

Schedule 7.2

Schedule 8.4

                                       ii

                           EMPLOYEE MATTERS AGREEMENT

         Employee Matters Agreement (this "Agreement"), dated as of , 2003, between TRW INC., an Ohio corporation ("TRW") and ROADSTER ACQUISITION CORP., a
Delaware corporation (the "Company"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Master
Purchase Agreement (as defined below).

         WHEREAS, Northrop Grumman Corporation, a Delaware corporation
("Northrop Grumman"), and TRW are parties to that certain Agreement and Plan of
Merger, dated as of June 30, 2002 (the "Northrop/TRW Merger Agreement"),
pursuant to which a wholly-owned subsidiary of Northrop Grumman will be merged with and into TRW (the "Northrop/TRW Merger") and TRW as the surviving corporation will become a wholly-owned subsidiary of Northrop Grumman;

         WHEREAS, BCP Acquisition Company L.L.C., a Delaware limited liability company (the "Purchaser") and Northrop Grumman have entered into a Master
Purchase Agreement (the "Master Purchase Agreement"), dated as of November __,
2002, providing for the purchase by the Company of TRW's the Automotive
Business;

         WHEREAS, pursuant to the Master Purchase Agreement, on or prior to the date hereof, TRW has contributed and transferred to the Company or its subsidiaries, and the Company or its Subsidiaries has received and assumed, directly or indirectly, substantially all of the assets and liabilities currently associated with the Automotive Business and the stock or similar interests currently held by TRW in Subsidiaries and other entities that conduct the Automotive Business (the transactions described in this recital are referred to collectively as the "Transfers" and have been effected in accordance with
Article I of the Master Purchase Agreement);

         WHEREAS, in connection with the Transfers and the Acquisition, TRW and the Company have determined that it is appropriate and desirable to provide for the allocation of certain assets and liabilities and certain other matters relating to employees, employee benefit plans and compensation agreements;

         NOW, THEREFORE, in consideration of the premises and of the respective agreements and covenants contained in this Agreement, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 General. Capitalized terms used in this Agreement but not defined herein (other than the names of employee benefit plans) shall have the meanings ascribed to such terms in the Master Purchase Agreement. As used in this Agreement (or in any schedule to this Agreement), the terms defined in any section of or schedule to this Agreement shall have the meanings set forth in such section or schedule and the terms set forth in this Section 1.1 shall have the following meanings:

         "Acquisition" means the transactions contemplated by the Master
Purchase Agreement and the Ancillary Agreements.

         "Active TRW Automotive Employee" means any individual who, immediately after the Closing Date, will be employed by a member of the TRW Automotive Group pursuant to Section 2.1 (i.e., active employees, employees on vacation and approved leave of absence, including maternity, family, sick, short-term or long-term disability leave, and leave under the Family Medical Leave Act and other approved leaves and any person on layoff with recall rights).

         "Active TRW Employee" means any individual who, immediately after the
Closing Date, will be employed by a member of the TRW Group pursuant to Section
2.1, including but not limited to, active employees, employees on vacation and leave of absence, including maternity, family, sick, short-term or long-term disability leave, and leave under the Family Medical Leave Act and other approved leaves and any person on layoff with recall rights.

         "Affiliate" shall have the meaning ascribed thereto in the Master
Purchase Agreement.

         "Agreement" shall have the meaning ascribed thereto in the preamble to the recitals.

         "Automotive Business" shall have the meaning ascribed thereto in the
Master Purchase Agreement.

         "Closing Date" shall have the meaning ascribed thereto in the Master
Purchase Agreement.

         "Company" shall have the meaning ascribed thereto in the preamble to the recitals.

         "Company Staff Employee" means any individual who, as of the Closing
Date, was employed by TRW or any of its Subsidiaries as a member of the "Company
Staff" function, as designated by TRW on Schedule 1.1(a) (i.e., active employees, employees on vacation and approved leave of absence, including maternity, family, sick, short-term or long-term disability leave, and leave under the Family Medical Leave Act and other approved leaves and any person on layoff with recall rights). Delayed Transfer Employees cease to be Company Staff
Employees 180 days after the Closing Date.

         "Delayed Transfer Date" shall have the meaning ascribed thereto in
Section 2.4.

         "Delayed Transfer Employees" shall have the meaning ascribed thereto in
Section 2.4.

         "Divested Business" means any corporation, partnership, entity, division, business unit, business, assets, plants, product line, operations or contract (including any assets and liabilities comprising the same) that has been sold, conveyed, assigned, transferred or otherwise disposed of or divested
(in whole or in part) by any member of the Pre-Acquisition Group or the operations, activities or production of which has been discontinued, abandoned, completed or otherwise terminated (in whole or in part) by any member of the
Pre-Acquisition Group.

         "Divested Business Employee" means any Pre-Acquisition Group Employee whose most recent active employment with any member of the Pre-Acquisition Group was with a Divested Business.

         "Divested TRW Automotive Business Employee" means any Divested Business
Employee who is categorized for purposes of TRW's 2001 FAS 106 valuation as a member of one of the following Operating Unit Codes: 116 (Massey Ferguson); 262
(Dayton Walther); 263 (Fruehauf Trailer); or 143 (Lucas Closed Operations).

         "Employee Benefit Plan" shall have the meaning ascribed thereto in the
Master Purchase Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "Final 2002 TRW Automotive True-Up" shall have the meaning ascribed thereto in Section 5.3(d)(ii).

         "Final 2003 TRW Automotive True-Up" shall have the meaning ascribed thereto in Section 5.3(d)(ii).

         "Former Company Staff Employee" means any former employee, including retired, deferred vested, non-vested and other inactive terminated individuals, whose most recent active employment with any member of the Pre-Acquisition Group was in a "Company Staff" function.

         "Former Shared Services Employee" means any former employee (excluding
Divested Business Employees, other than Divested TRW Automotive Business
Employees), including retired, deferred vested, non-vested and other inactive terminated individuals, whose most recent active employment with any member of the Pre-Acquisition Group was in a "Shared Services" function.

         "Former TRW Automotive Employee" means any former employee (excluding
Divested Business Employees, other than Divested TRW Automotive Business
Employees), including retired, deferred vested, non-vested and other inactive terminated individuals, whose most recent active employment with any member of the Pre-Acquisition Group was with the Automotive Business.

         "Former TRW Employee" means any former employee, including retired, deferred vested, non-vested and other inactive terminated individuals, whose most recent active employment with any member of the Pre-Acquisition Group was with the TRW Business.

         "Global Retirement Plan" means the TRW Global Retirement Plan, including all amendments thereto through the Closing Date.

         "Initial Transfer Amount" shall have the meaning ascribed thereto in
Section 3.1(c)(iii).

         "Joint Venture Savings Plans" shall have the meaning ascribed thereto in Section 4.3.

         "Liabilities" shall have the meaning ascribed thereto in the Master
Purchase Agreement.

         "Master Purchase Agreement" shall have the meaning ascribed thereto in the recitals.

         "Operating Unit Codes" means the codes representing the operating units of TRW and its Subsidiaries and Affiliates as of the Closing Date of the
Acquisition, which operating units submit periodic financial data to TRW.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pre-Acquisition Group" means: (i) each of TRW, the Subsidiaries of TRW existing immediately prior to the Closing Date, and the former Subsidiaries of
TRW; (ii) each of the predecessors of the foregoing; and (iii) each of the present and former Subsidiaries and other Affiliates of each of the foregoing, and their predecessors.

         "Pre-Acquisition Group Employee" means any individual who was, at any time prior to the Closing Date, employed by TRW or any other member of the
Pre-Acquisition Group.

         "Preliminary 2002 TRW Automotive True-Up" shall have the meaning ascribed thereto in Section 5.3(d)(ii).

         "Preliminary 2003 TRW Automotive True-Up" shall have the meaning ascribed thereto in Section 5.3(d)(ii).

         "Returned Transfer Date" shall have the meaning ascribed thereto in
Section 2.4.

         "Returned Transfer Employees" shall have the meaning ascribed thereto in Section 2.4.

         "Shared Services Employee" means any individual who, as of the Closing
Date was employed by TRW as a member of the "Shared Services" function, as designated by TRW on Schedule 1.1(b) (i.e., active employees, employees on vacation and approved leave of absence, including maternity, family, sick, short-term or long-term disability leave, and leave under the Family Medical
Leave Act and other approved leaves and any person on layoff with recall rights).

         "Subsidiary" shall have the meaning ascribed thereto in the Master
Purchase Agreement.

         "Transfer Amount" shall have the meaning ascribed thereto in Actuarial
Schedule 1.

         "True-Up Amount" shall have the meaning ascribed thereto in Section
3.1(c)(v).

         "True-Up Procedure" shall have the meaning ascribed thereto in Section
5.3(d)(ii).

         "TRW" shall have the meaning ascribed thereto in the preamble to the recitals and shall include any successor or Affiliate of such successor.

         "TRW Actuary" means Towers Perrin except in relation to Article VII and
Actuarial Schedule 1 where it means Peter McDonald of Watson Wyatt LLP, or, with respect to any part of this Agreement, any other actuary appointed by TRW.

         "TRW Automotive Actuary" means an independent actuary selected by the
Company.

         "TRW Automotive Assumed Welfare Plans" shall have the meaning ascribed thereto in Section 5.2.

         "TRW Automotive Group" shall mean the Company, each Subsidiary of the
Company and each other Person that is either controlled directly or indirectly by the Company after the Closing Date.

         "TRW Automotive Master Trust" shall have the meaning ascribed thereto in Section 3.1(a).

         "TRW Automotive Non-U.S. Plans" means the TRW Automotive Non-U.S. Plans maintained with respect to the Operating Unit Codes identified in Schedule 7.1.

         "TRW Automotive Participant" means any individual who, immediately after the Closing Date, is: (i) an Active TRW Automotive Employee; (ii) a Former
TRW Automotive Employee; (iii) a Shared Services Employee; (iv) a Former Shared
Services Employee; (v) a Divested TRW Automotive Business Employee; (vi) current and former employees of TRW Investment Management Company, Ltd.; or (vii) a
beneficiary of any of the foregoing.

         "TRW Automotive Rabbi Trusts" shall have the meaning ascribed thereto in Section 6.1.

         "TRW Automotive Subsidiary" shall mean each Subsidiary of the Company following the Closing Date.

         "TRW Automotive U.S. Hourly Pension Plans" shall have the meaning ascribed thereto in Section 3.2(a)(i).

         "TRW Automotive U.S. Welfare Plans" shall have the meaning ascribed thereto in Section 5.3(a).

         "TRW Automotive U.S. Non-Qualified Plans" shall have the meaning ascribed thereto in Section 6.1.

         "TRW Automotive U.S. Retained Welfare Plans" shall have the meaning ascribed thereto in Section 5.1.

         "TRW Automotive U.S. SPP" shall have the meaning ascribed thereto in
Section 3.1(a).

         "TRW Automotive U.S. SPP Transfer Amount" shall mean the amount determined pursuant to
Section 3.1(c)(ii).

         "TRW BEP" means the TRW Benefits Equalization Plan, including all amendments thereto through the Closing Date.

         "TRW Business" means all business conducted by TRW except for the
Automotive Business.

         "TRW DCP" means the TRW Inc. Deferred Compensation Plan, including all amendments thereto through the Closing Date.

         "TRW Group" means TRW, each Subsidiary of TRW and each other Person that is either controlled directly or indirectly by TRW after the Closing Date.

         "TRW Hourly Pension Plans" shall have the meaning ascribed thereto in
Section 3.2(b)(i).

         "TRW Other Compensation Plans" shall have the meaning ascribed thereto in Section 8.1.

         "TRW Master Trust" means the master trust related to the TRW SPP, TRW
Hourly Pension Plans and TRW Automotive U.S. Hourly Pension Plans.

         "TRW Non-Qualified Plans" means, collectively, the TRW BEP, the TRW DCP and the TRW SRIP.

         "TRW Participant" means any individual who, immediately after the
Closing Date, is: (i) an Active TRW Employee; (ii) a Former TRW Employee; (iii)
a Company Staff Employee; (iv) a Former Company Staff Employee; (v) a Divested
Business Employee other than a Divested TRW Automotive Business Employee; (vi)
current and former employees of TRW Investment Management Company; or (vii) a beneficiary of any of the foregoing.

         "TRW SPP" means the TRW Salaried Pension Plan, including all amendments thereto through the Closing Date.

         "TRW SRIP" means the TRW Supplementary Retirement Income Plan, including all amendments thereto through the Closing Date.

         "TRW SSP" means the TRW Employee Stock Ownership and Savings Plan, including all amendments thereto through the Closing Date.

         "TRW Subsidiary" shall mean each Subsidiary of TRW other than the
Company and any TRW Automotive Subsidiary.

         "TRW Welfare Plans" shall have the meaning ascribed thereto in Section
5.3(a).

         "Welfare Plan" means any employee welfare benefit plan as defined in
Section 3(1) of ERISA and any specified fringe benefit plan as defined in
Section 6039D of the Code for all active, retired and inactive employees, including medical, dental, vision, prescription drug and other health plans for employees, life insurance plans for employees, accidental death and dismemberment plans, long term disability plans, flexible benefit plans, dependent care assistance programs and severance pay plans.

                                   ARTICLE II

                                   EMPLOYMENT

         Section 2.1       Post-Closing Employment.

         a) Each individual employed by TRW or any of its Subsidiaries within the U.S. immediately prior to the Closing Date and who is engaged primarily in the Automotive Business shall be (by operation of law or with the employee's consent, if required by applicable law), immediately after the Closing Date an
Active TRW Automotive Employee employed by a member of the TRW Automotive Group with the same base salary and annual bonus opportunity as applied immediately before the Closing Date. Each employed Shared Service Employee shall be (by operation of law or with the employee's consent, if required by applicable law)
immediately after the Closing Date employed by a member of the TRW Automotive
Group with the same base salary and annual bonus opportunity as applied immediately before the Closing Date. Each employed Company Staff Employee shall be (by operation of law or with the employee's consent, if required by applicable law) immediately after the Closing Date employed by a member of the
TRW Group.

         b) Each individual employed by TRW or any of its Subsidiaries outside of the U.S. immediately prior to the Closing Date and who is engaged primarily in the Automotive Business shall be (by operation of law or with the employee's consent, if required by applicable law), immediately after the Closing Date employed and, where not by operation of law, offered employment by a member of the TRW Automotive Group on the same terms and conditions of employment as applied immediately before the Closing Date, and shall be an Active TRW
Automotive Employee.

         Section 2.2       Compensation and Benefits Generally.

         (a) Except as otherwise agreed to by TRW, and except as required pursuant to the assumption or retention of collective bargaining agreements under Section 2.3 below, from the Closing Date until at least one year following the Closing Date, the TRW Automotive Group shall provide to Active TRW
Automotive Employees, Shared Services Employees and Delayed Transfer Employees
compensation and employee benefits which, in the aggregate and regardless of the form of such benefits, are at least as favorable as the compensation and benefits (including salary, the opportunity to earn performance based incentive compensation, fringe benefits, availability of paid leave, and pension and welfare benefits, but excluding equity-based compensation and benefits) which are provided by TRW or its Subsidiaries (as applicable) immediately prior to the
Closing Date and which are listed on Schedule 5.10(a) of the Master Purchase
Agreement. In addition, the TRW Automotive Group shall provide, from the Closing
Date until at least one year following the Closing Date, to TRW Automotive
Participants who are not active employees such post-termination benefits, in the aggregate, that are at least as favorable as the benefits described on Schedule
2.2(a) which were provided (or to be provided, in the case of deferred benefits)
by TRW or its Subsidiaries (as applicable) immediately prior to the Closing
Date. The foregoing shall not be construed to prevent (i) the amendment or termination of any particular plan or program or (ii) the termination of employment of any Active TRW Automotive Employee or any other person; provided however, that during such

one-year period the Company and the TRW Automotive Subsidiaries shall not amend or terminate the severance policies which are (i) described on Schedule 2.2(a)
and (ii) in effect immediately prior to the Closing Date.

         (b) As of the Closing Date, the Company and the TRW Automotive
Subsidiaries shall credit each Active TRW Automotive Employee under severance benefit, vacation, sickness and other employee benefit plans or arrangements maintained or to be maintained by the Company or any Subsidiary of the Company for such Active TRW Automotive Employee, with service with TRW or any Subsidiary of TRW to the same extent recognized by TRW immediately prior to the Closing
Date for similar TRW plans or arrangements provided that such service does not create a duplication of benefits.

         Section 2.3 Collective Bargaining Agreements. Effective as of the
Closing Date, the Company shall, or shall cause one or more TRW Automotive
Subsidiaries to, unconditionally assume or retain (as applicable) all
Liabilities of TRW and all of its Subsidiaries (including Liabilities relating to wages, hours or other terms and conditions of employment) relating to the TRW
Automotive Participants under each of the collective bargaining agreements, and collateral agreements related thereto, through the expiration or other termination of such agreements. Where the Company is assuming the obligations or assuming such collective bargaining agreements, the Company shall, or shall cause one or more TRW Automotive Subsidiaries to, become the successor employer under such collective bargaining agreements and assume all obligations of the employer under such agreements.

         Section 2.4 Restriction on Hiring. For a period of one year after the
Closing Date, each of TRW and the Company agrees that, without the prior written consent of the other, it shall not, and it shall cause the other members of its
Group not to, solicit the employment of or employ any Active TRW Automotive
Employee, Shared Services Employee, Active TRW Employee or Company Staff
Employee, respectively; provided, however, that during the first 180 days after the Closing Date the Company may solicit for employment all Active TRW Employees listed on Schedule 2.4 (those approved to accept employment with the Company and its Subsidiaries to be identified as "Delayed Transfer Employees") for employment beginning 180 days after the Closing Date (the "Delayed Transfer
Date"); provided, further, that during the first 180 days after the Closing Date
TRW may solicit for the employment of all Active TRW Automotive Employees listed on Schedule 2.4 (those approved to accept employment with TRW to be identified as "Returned Transfer Employees") for employment beginning 180 days after the
Closing Date (the "Returned Transfer Date"). Before any person becomes a Delayed
Transfer Employee or a Returned Transfer Employee, as applicable, the senior human resources officers or their designees of TRW and the Company must agree in writing to such designation. Notwithstanding Section 1.5 of the Master Purchase
Agreement, the asset and liability transfers for Delayed Transfer Employees and
Returned Transfer Employees shall be made as contemplated by this Agreement.
This Section 2.4 shall not, however, prevent or restrict TRW or the Company or any other members of their Groups from making general solicitations of employment (and hiring upon such general solicitation), including through newspaper or similar advertisements or third party search firms, provided that such solicitations are not specifically directed at Active TRW Employees or
Active TRW Automotive Employees.

         Section 2.5 No Right to Employment or Continued Employment. Nothing in
this Agreement is intended to confer upon any employee of the TRW Group or the
TRW Automotive Group any right to continued employment, or any recall or similar rights to an individual on layoff or any type of approved leave. In addition, nothing in this Agreement is intended to confer any right of re-employment upon a Pre-Acquisition Group Employee who does not become an Active TRW Employee or an Active TRW Automotive Employee by operation of Section 2.1.

                                   ARTICLE III

                      U.S. QUALIFIED DEFINED BENEFIT PLANS

         Section 3.1       Salaried Pension Plan.

         (a) Establishment of TRW Automotive Plan. Effective as of the Closing
Date, the Company shall, or shall cause one or more TRW Automotive Subsidiaries to, establish a new defined benefit pension plan to provide benefits to TRW
Automotive Participants who immediately prior to the Closing Date were participants in, or entitled to a present or future benefit (whether or not vested) under, the TRW SPP (the "TRW Automotive U.S. SPP") and a master trust related thereto (the "TRW Automotive Master Trust") (such participants, the
"Salaried Plan Participants"). The TRW Automotive U.S. SPP shall be qualified under Section 401(a) of the Code. Effective as of the date of transfer of the
Initial Transfer Amount pursuant to Section 3.1(c)(iii) (Delayed Transfer Date for Delayed Transfer Employees or Returned Transfer Date for Returned Transfer
Employees), the TRW Automotive U.S. SPP shall credit each participant thereunder for purposes of eligibility to participate, vesting, benefit accruals and all other plan purposes with all service which had been credited to such participant for such purposes under the TRW SPP. Until the actual transfer of the Initial
Transfer Amount, all benefits payable to Salaried Plan Participants (including benefits that have accrued under the TRW Automotive U.S. SPP following the
Closing Date) shall be paid from the TRW Master Trust.

         (b) Assumption of Pension Plan Liabilities. Effective as of the date of the actual transfer of the Initial Transfer Amount set forth in Section 3.1(c), the Company hereby agrees to cause the TRW Automotive U.S. SPP and the TRW
Automotive Master Trust to assume, and to fully perform, pay and discharge, all accrued benefits of the TRW SPP and the TRW Master Trust relating to all
Salaried Plan Participants as of the Closing Date (exclusive of benefits paid prior to the date of transfer of the Initial Transfer Amount), as well as all
Liabilities for all participants under the TRW Automotive U.S. SPP which accrue from and after the Closing Date. Neither the Company nor its Subsidiaries shall assume any other obligations or liabilities arising under or attributable to the
TRW SPP or TRW Master Trust, but the Company and the TRW Automotive Subsidiaries
acknowledge all liability for funding and other obligations imposed upon the
Company or its Subsidiaries under ERISA and the Code arising under the TRW
Automotive U.S. SPP in connection with benefit accruals arising on and after the
Closing Date.

         (c)      Transfer of Pension Plan Assets.

                  (i) As soon as reasonably practical and at least 30 days prior to the transfers described in (iii) and (v) below, TRW and the Company shall, or shall cause one or more TRW Automotive Subsidiaries to, to the extent necessary, file with the IRS notice on IRS Form 5310-A regarding the transfer of assets and liabilities from the TRW SPP and the TRW Master Trust to the TRW Automotive U.S. SPP and the TRW
         Automotive Master Trust. No transfer shall be made under this paragraph
         (c) unless and until TRW has received from the Company or the TRW
         Automotive Subsidiaries (A) evidence reasonably satisfactory to TRW that the Company or the TRW Automotive Subsidiaries have completed all governmental filings or submissions needed in order for the TRW
         Automotive U.S. SPP to receive a transfer of assets from the TRW SPP and (B) either a current and valid IRS determination letter with respect to the TRW Automotive U.S. SPP or a representation by the
         Company that the TRW Automotive U.S. SPP is designed to qualify and that the Company shall, or shall cause one or more TRW Automotive
         Subsidiaries to, timely make all filings necessary to obtain such qualification and make any and all necessary amendments on a retroactive basis as are required by the IRS to obtain such qualification.

                  (ii) The TRW Actuary shall determine the amount of assets to be transferred to the TRW Automotive U.S. SPP (the "TRW Automotive U.S.
         SPP Transfer Amount") in respect of the Liabilities with respect to
         Salaried Plan Participants assumed in accordance with the requirements of Code Section 411(d) and 414(l) and Treasury Regulations issued thereunder and actuarial methods and assumptions established by the
         PBGC under ERISA Section 4044 and in effect for plans terminating on the Closing Date and, with respect to any actuarial methods and assumptions not required under ERISA Section 4044, the actuarial assumptions and methods used in the 2002 valuation for the TRW SPP as reflected on Schedule B of the TRW SPP Form 5500. The applicable ERISA
         Section 4044 assumptions are set forth in the attached Schedule
         3.1(c)(ii). The determination of the TRW Automotive U.S. SPP Transfer
         Amount shall be made without regard to the assets held in the separate
         Code Section 401(h) account under the TRW SPP, which assets shall remain a separate account under the TRW SPP. The determination of the
         TRW Automotive U.S. SPP Transfer Amount shall be made by including, for purposes of the ERISA Section 4044 allocation in the market value of
         TRW SPP assets, the accrued contribution obligation, if any, due
         September 15, 2003 with respect to the 2002 plan year, any unpaid minimum required Code section 412 quarterly contributions for 2003 calendar quarters ending prior to the Closing Date and any pro rata share of the minimum required Code section 412 quarterly contribution for the quarter in which the Closing Date occurs in accordance with a ratio equal to: (A) the number of days from the beginning of such quarter until the Closing Date; divided by (B) the total days in the quarter.

                  (iii) Within 90 days of Closing, TRW shall cause an initial transfer of assets from the TRW SPP to the TRW Automotive U.S. SPP in an amount equal to 80% of the then estimated TRW Automotive U.S. SPP
         Transfer Amount ("Initial Transfer Amount"), calculated without regard to Delayed Transfer Employees and Returned Transfer Employees.

                                       10

                  (iv) Within 270 days of the Closing Date, TRW will provide the
         Company with an updated calculation of the TRW Automotive U.S. SPP
         Transfer Amount (including Delayed Transfer Employees but excluding
         Returned Transfer Employees). The Company may submit the TRW Actuary's determination of the TRW Automotive U.S. SPP Transfer Amount to the TRW
         Automotive Actuary for verification, which shall relate only to the calculation of the TRW Automotive U.S. SPP Transfer Amount on the basis of the assumptions and methods set forth above. The Company shall pay the cost of the TRW Automotive Actuary. The TRW Actuary and the TRW
         Automotive Actuary shall make a good faith attempt to reconcile any difference in their calculations. If the TRW Automotive Actuary's calculation is within five percent (5%) of the TRW Actuary's calculation of the TRW Automotive US SPP Transfer Amount, the average of the TRW Actuary's calculation and the TRW Automotive Actuary's calculation shall be used. If the difference cannot be reconciled and exceeds five percent (5%), the TRW Actuary and the TRW Automotive
         Actuary shall jointly designate a third independent actuary whose verification shall be final and binding, but not greater than the calculation of the TRW Automotive Actuary or less than the calculation of the TRW Actuary. The Company and TRW shall each pay one-half the costs of such third actuary.

                  (v) Within sixty (60) days after completion of the final
         verification, TRW or the Company, as applicable, shall cause an additional transfer of assets from the TRW SPP to the TRW Automotive
         U.S. SPP (or from the TRW Automotive U.S. SPP to the TRW SPP, as applicable) in an amount equal to the verified TRW Automotive U.S. SPP
         Transfer Amount less (A) the Initial Transfer Amount and (B) benefit payments made from the TRW SPP to TRW Automotive Participants from the
         Closing Date to the date of the transfer contemplated in this subsection (v) ("True-Up Amount").

                  (vi) Both the Initial Transfer Amount in (iii) and the True-Up
         Amount in (v) shall be paid from the TRW Master Trust to the TRW
         Automotive Trust, together with interest from the Closing Date until the asset transfer at the actual rate of return of the TRW Master
         Trust. Assets to be transferred pursuant to this Section 3.1(e) shall consist of a proportionate interest in all investments under the TRW
         Master Trust, cash or cash equivalents and marketable securities, excepting real estate. The proportionate share of assets attributable to real estate shall be replaced with cash or cash equivalents.

         Section 3.2       Hourly Pension Plans.

         (a)      Hourly Plans Maintained by the TRW Automotive Subsidiaries
Prior to Closing Date.

                  (i) Retention of Plans by the Company. Immediately prior to the Closing Date, one or more TRW Automotive Subsidiaries maintain (and have all funding obligations relating to) the hourly pension plans listed on Schedule 3.2(a)(i) (the "TRW Automotive U.S. Hourly Pension
         Plans"). Effective as of the Closing Date, the Company hereby agrees to cause the TRW Automotive U.S. Hourly Pension Plans to retain and the
         TRW Automotive Master Trust to assume, and to fully perform, pay and discharge all accrued benefit and other Liabilities under or relating to the TRW Automotive U.S. Hourly Pension Plans including all
         Liabilities of the TRW Automotive Subsidiaries and

                                       11

         the TRW Automotive U.S. Hourly Pension Plans with respect to all individuals who had an accrued benefit or were otherwise covered under the TRW Automotive U.S. Hourly Pension Plans at any time prior to the
         Closing Date. Until the actual transfer of the assets allocated to a
         TRW Automotive U.S. Hourly Pension Plan under the TRW Master Trust, all benefits payable to participants under such plan shall be paid from the TRW Master Trust.

                  (ii) Transfer of Assets. As soon as practicable after the
         Closing Date, TRW shall cause the trustee of the TRW Master Trust to transfer assets to the TRW Automotive Master Trust in an amount equal to the aggregate of the fair market value of the units of each of the
         TRW Automotive U.S. Hourly Pension Plans in the TRW Master Trust as of
         the Closing Date, together with interest from the Closing Date until the asset transfer at the actual rate of return of the TRW Master
         Trust. Assets to be transferred pursuant to this Section 3.2(a) shall consist of a proportionate interest in the real estate investments under the TRW Master Trust, cash or cash equivalents and marketable securities.

         (b)      Hourly Plans Maintained by TRW Prior to Closing Date.

                  (i) Assumption of Plans by TRW Automotive. Immediately prior to the Closing Date, TRW or one or more TRW Subsidiaries maintain the hourly pension plans listed on Schedule 3.2(b)(i) (the "TRW Hourly
         Pension Plans"). Effective as of the Closing Date, the Company hereby assumes, or shall cause one or more TRW Automotive Subsidiaries to assume, sponsorship of the TRW Hourly Pension Plans (including, without limitation, all funding obligations of the plan sponsor) and the
         Company hereby agrees to cause the TRW Hourly Pension Plans to retain and the TRW Automotive Master Trust to assume, and to fully perform, pay and discharge all accrued benefits as of the Closing Date under or relating to the TRW Hourly Pension Plans with respect to all individuals who had an accrued benefit or were otherwise covered under the TRW Hourly Pension Plans at any time prior to the Closing Date.
         Until the actual transfer of the assets allocated to a TRW Hourly
         Pension Plan under the TRW Master Trust, all benefits payable to participants under such plan shall be paid from the TRW Automotive
         Master Trust.

                  (ii) Spin-off of Certain Plan Assets. Immediately after the
         Closing Date, TRW or one of its Subsidiaries shall establish a new defined benefit pension plan (the "New Macon Plan") to provide, effective as of the Closing Date, benefits to participants in the TRW
         Fasteners Division Hourly Pension Plan (the "Fasteners Plan") relating to individuals who previously participated in the Lucas Aerospace
         Cargo Systems - Macon Retirement Plan (the "Macon Plan"). The New
         Macon Plan shall be qualified under Section 401(a) of the Code, and shall credit each participant thereunder with service for all purposes as had been credited to them under the Fasteners Plan. As soon as practicable thereafter, the TRW Automotive Actuary shall determine the amount of assets to be transferred to the New Macon Plan in respect of
         Liabilities with respect to individuals who previously participated in the Macon Plan assumed in accordance with the requirements of Section
         411(d) and 414(l) of the

                                       12

         Code (and regulations thereunder), and actuarial methods and assumptions established by the PBGC under ERISA Section 4044 and in effect for plans terminating on the date of spin-off and, with respect to any actuarial methods and assumptions not required under ERISA
         Section 4044, the actuarial assumptions and methods used in the 2002 valuation for the Fasteners Plan as reflected on Schedule B for the
         Fasteners Plan Form 5500. The applicable ERISA 4044 assumptions are set forth in the attached Schedule 3.1(c)(ii). TRW may submit the TRW
         Automotive Actuary's determination of the amount of the asset transfer to the TRW Actuary for verification, which shall relate only to the calculation of the amount of the asset transfer on the basis of the assumptions and methods set forth above. TRW shall pay the cost of the
         TRW Actuary. The TRW Actuary and the TRW Automotive Actuary shall make a good faith attempt to reconcile any difference in their
         calculations. If the TRW Actuary's calculation is within five percent
         (5%) of the TRW Automotive Actuary's calculation of the amount of the asset transfer, the average of the TRW Actuary's calculation and the
         TRW Automotive Actuary's calculation shall be used. If the difference cannot be reconciled and exceeds five percent (5%), the TRW Actuary and the TRW Automotive Actuary shall jointly designate a third independent actuary whose verification shall be final and binding, but not greater than the calculation of the TRW Actuary or less than the calculation of the TRW Automotive Actuary. The Company and TRW shall each pay one-half the costs of such third actuary. From the date of the transfer of Fasteners Plan assets under (iii) immediately below and until the actual transfer to the TRW Master Trust of the assets allocated to the New Macon Plan under the TRW Automotive Master Trust, all benefits payable to participants under such plan shall be paid from the TRW Automotive Master Trust. Except as otherwise provided in this clause (ii), the transfer of assets shall be made in accordance with the rules of Section 3.1(c), together with interest from the date of the transfer of Fasteners Plan assets under (iii) immediately below until the transfer of New Macon Plan assets to the TRW Master Trust at the actual rate of return of the TRW Automotive Master Trust. As of the date of the transfer of the New Macon Plan assets from the TRW
         Automotive Master Trust to the TRW Master Trust, TRW hereby agrees to cause the New Macon Plan and the TRW Master Trust to assume, and to fully perform, pay and discharge all accrued benefits of the Macon
         Plan and the TRW Automotive Master Trust relating to individuals who previously participated in the Macon Plan (exclusive of benefits paid prior to the date of transfer), as well as all Liabilities for all participants under the New Macon Plan which accrue from and after the
         Closing Date.

                  (iii) Transfer of Assets. As soon as practicable after the
         Closing Date, TRW shall cause the trustee of the TRW Master Trust to transfer assets to the TRW Automotive Master Trust in an amount equal to the aggregate of the fair market value of the units of each of the
         TRW Hourly Pension Plans in the TRW Master Trust as of the Closing
         Date, together with interest from the Closing Date until the asset transfer at the actual rate of return of the TRW Master Trust. Assets to be transferred pursuant to this Section 3.2 (b) shall consist of a proportionate interest in the real estate investments under the TRW
         Master Trust, cash or cash equivalents and marketable securities.

                                       13

         (c) With respect to the plans identified in this Section 3.2, TRW shall be responsible for the accrued contribution obligation, if any, due September
15, 2003 with respect to the 2002 plan year, any unpaid minimum required Code section 412 quarterly contributions for 2003 calendar quarters ending prior to the Closing Date and any pro rata share of the minimum required Code section 412 quarterly contribution for the quarter in which the Closing Date occurs in accordance with a ratio equal to: (A) the number of days from the beginning of such quarter until the Closing Date; divided by (B) the total days in the quarter.

                                   ARTICLE IV

                    U.S. QUALIFIED DEFINED CONTRIBUTION PLANS

         Section 4.1       Salaried Savings Plan.

         (a) Establishment of TRW Automotive Plan. Effective as of the Closing
Date, the Company shall, or shall cause one or more TRW Automotive Subsidiaries to, establish a new defined contribution plan and a trust related thereto to cover TRW Automotive Participants (the "TRW Automotive U.S. SSP"). The TRW
Automotive U.S. SSP (i) shall be qualified under Sections 401(a) and 401(k) of the Code and (ii) shall contain provisions that permit participants to roll over their accounts from the TRW SSP (including, without limitation, a direct rollover of loans from the TRW SSP). The TRW Automotive U.S. SSP shall have a broad range of investment options available for participant investment. In addition, the TRW Automotive U.S. SSP shall provide for immediate eligibility and full vesting for all TRW Automotive Participants, and shall credit each TRW
Automotive Participant with all service for all other plan purposes which had been credited to such participant under the TRW SSP as of the Closing Date
(Delayed Transfer Date for Delayed Transfer Employees).

         (b) Cessation of Participation in TRW SSP. As of the Closing Date, each
TRW Automotive Participant shall be fully vested in his or her account balance under the TRW SSP. As of the Delayed Transfer Date, each Delayed Transfer
Employee shall be fully vested in his or her account balance under the TRW SSP.
Effective as of the Closing Date, TRW Automotive Participants shall cease to be eligible to contribute to, or receive contributions in respect of, their accounts under the TRW SSP. Effective as of the Delayed Transfer Date, Delayed
Transfer Employees shall cease to be eligible to contribute to, or receive contributions in respect of, their accounts under the TRW SSP.

         Section 4.2         Represented Savings Plan.

         (a) Prior to the Closing Date, TRW shall divide the TRW Inc. Savings
Plan for Represented Employees into two plans as follows: (A) the TRW Inc.
Savings Plan for Represented Employees which shall contain the accounts of all
TRW Automotive Participants and (B) the Vinnell Corporation Savings Plan for
Represented Employees for all other participants of the plan prior to the date of the split. Effective as of the Closing Date, TRW or its subsidiaries shall assume sponsorship of the Vinnell Corporation Savings Plan for Represented
Employees and the Company or its Subsidiaries shall assume sponsorship of the
TRW Inc. Savings Plan for Represented Employees. Effective as of the Closing
Date, the Company hereby agrees to cause its plan to fully perform, pay and discharge all account balances as of the Closing

                                       14

Date under or relating to the TRW Inc. Savings Plan for Represented Employees.
Effective as of the Closing Date, TRW hereby agrees to cause its plan to fully perform, pay and discharge all Liabilities under or relating to the Vinnell
Corporation Savings Plan for Represented Employees including all Liabilities of
TRW or any of its Subsidiaries under or relating to the Vinnell Corporation
Savings Plan for Represented Employees with respect to all individuals who had an accrued benefit or were otherwise covered under the Vinnell Corporation
Savings Plan for Represented Employees at the Closing Date.

         (b) Effective as of the Closing Date, the Company or its Subsidiaries
shall, by operation of law, retain all the assets held in separate trust for the
TRW Inc. Savings Plan for Represented Employees, whether in cash or in kind
(inclusive of loans). Effective as of the Closing Date, TRW or its Subsidiaries
shall, by operation of law, retain all the assets held in separate trust for the
Vinnell Corporation Savings Plan for Represented Employees, whether in cash or in kind (inclusive of loans).

         Section 4.3 Joint Venture Savings Plans. Immediately prior to the
Closing Date, one or more TRW Automotive Subsidiaries participate in joint ventures that maintain the TRW Fuji Valve, Inc. Deferred Compensation Plan, the
TRW Koyo Steering Systems Company (TKS) Deferred Compensation Plan and the
Toyoda TRW Automotive Inc. Deferred Compensation Plan (collectively, the "Joint
Venture Savings Plans"). Effective as of the Closing Date, the TRW Automotive
Subsidiaries hereby retain and agree to fully perform, pay and discharge their responsibilities with respect to the Joint Venture Savings Plans.

         Section 4.4 Contributions as of Closing Date. All contributions payable to each defined contribution pension plan, as defined in Section 3(34) of ERISA, for all benefits earned and other liabilities incurred through the Closing Date, determined in accordance with the terms and provisions of such plan, ERISA, and the Code, have been paid or otherwise provided for, and to the extent unpaid are reflected in the books or financial statements of TRW and its Subsidiaries.
However, in the event that the Closing Date occurs on a date that is not coincident with the end of a payroll cycle of one or more payrolls of TRW or one or more TRW subsidiaries, TRW and the Company and its Subsidiaries shall retain or assume financial responsibility, on a pro-rata basis, for the value of company contribution obligations arising before and after, respectively, the
Closing Date occurring during such payroll cycle(s) for such TRW Automotive
Participants.

                                    ARTICLE V

                           U.S. WELFARE BENEFIT PLANS

         Section 5.1 Welfare Plans Maintained by the TRW Automotive Subsidiaries
Prior to Closing Date. Immediately prior to the Closing Date, one or more TRW
Automotive Subsidiaries maintain various Welfare Plans listed on Schedule 5.1
(the "TRW Automotive U.S. Retained Welfare Plans"). Effective as of the Closing
Date, the Company shall, or shall cause one or more TRW Automotive Subsidiaries to, retain all Liabilities of the TRW Automotive Subsidiaries under or with respect to the TRW Automotive U.S. Retained Welfare Plans, including all
Liabilities for TRW Automotive Participants. TRW shall be responsible for a pro-rata portion of any contributions or accruals due with respect to TRW
Automotive Participants

                                       15

for benefits described in this paragraph that are accrued prior to the Closing
Date and TRW shall either make such contributions prior to the Closing Date, pay providers directly or reimburse the Company for the cost thereof.

         Section 5.2 Welfare Plans Maintained by TRW for TRW Automotive
Participants Prior to Closing Date. Immediately prior to the Closing Date, TRW or one or more TRW Subsidiaries maintain various Welfare Plans that cover exclusively TRW Automotive Participants listed on Schedule 5.2 (the "TRW
Automotive Assumed Welfare Plans"). Effective as of the Closing Date, the
Company hereby assumes, or shall cause one or more TRW Automotive Subsidiaries to assume, sponsorship of the TRW Automotive Assumed Welfare Plans and the
Company and the TRW Automotive Subsidiaries hereby agree to assume and be solely responsible for and fully perform, pay and discharge, all Liabilities of TRW or any of its Subsidiaries under the TRW Automotive Assumed Welfare Plans, whether incurred, or arising in connection with incidents occurring, before, on, or after the Closing Date and whether any claim is made with respect thereto before, on, or after the Closing Date. TRW shall be responsible for a pro-rata portion of any contributions or accruals due with respect to TRW Automotive
Participants for benefits described in this paragraph that are accrued prior to the Closing Date and TRW shall either make such contributions prior to the
Closing Date, pay providers directly or reimburse the Company for the cost thereof.

         Section 5.3 Welfare Plans Maintained by TRW for TRW Participants and
TRW Automotive Participants Prior to Closing Date.

         (a)      Establishment of TRW Automotive U.S. Welfare Plans.  TRW and
one or more TRW subsidiaries maintain various Welfare Plans (the "TRW Welfare
Plans") for the benefit of TRW Participants and TRW Automotive Participants.
Effective as of the Closing Date, the Company or the TRW Automotive Subsidiaries
shall establish, and shall cover all TRW Automotive Participants under, Welfare
Plans (collectively, "TRW Automotive U.S. Welfare Plans").

         (b) Terms of Participation in TRW Automotive U.S. Welfare Plans. The
Company shall, or shall cause one or more TRW Automotive Subsidiaries to, (i)
waive all limitations as to preexisting conditions, exclusions, service conditions and waiting periods with respect to participation and coverage requirements applicable to the TRW Automotive Participants under any TRW
Automotive U.S. Welfare Plans that such employees may be eligible to participate in after the Closing Date, other than limitations or waiting periods that were in effect with respect to such employees as of the Closing Date under the TRW
Welfare Plans for the Active TRW Automotive Employees immediately prior to the
Closing Date, and (ii) provide each Active TRW Automotive Employee with credit for any co-payments and deductibles paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any TRW Automotive
U.S. Welfare Plans that such employees are eligible to participate in after the
Closing Date during the same plan year in which such co-payments and deductibles were paid.

         (c) Delayed Transfer Employees and Returned Transfer Employees. The
Company (or one or more TRW Automotive Subsidiaries) and TRW (or one or more TRW
Subsidiaries), respectively, shall (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Delayed

                                       16

Transfer Employees and Returned Transfer Employees, as applicable, under any
Welfare Plans that such employees may be eligible to participate in after the
Delayed Transfer Date or Returned Transfer Date, as applicable, other than limitations or waiting periods that were in effect with respect to such employees immediately prior to the Delayed Transfer Date or Returned Transfer
Date, as applicable, and (ii) provide each Delayed Transfer Employee or Returned
Transfer Employee, as applicable, with credit for any co-payments and deductibles paid prior to the Delayed Transfer Date or Returned Transfer Date,
as applicable, in satisfying any applicable deductible or out-of-pocket requirements under any Welfare Plans that such employees are eligible to participate in after the Delayed Transfer Date or Returned Transfer Date, as
applicable, during the same plan year in which such co-payments and deductibles were paid.

         (d)      Liabilities.

                  (i) From and after the Closing Date (or Delayed Transfer Date, to the extent applicable), the Company or the TRW Automotive
         Subsidiaries shall fully perform, pay and discharge, all claims in respect of TRW Automotive Participants and Delayed Transfer Employees
         with respect to employee welfare and fringe benefits, under the TRW
         Automotive U.S. Welfare Plans or otherwise, that are incurred before, on or after the Closing Date (or Delayed Transfer Date).

                  (ii) On or before January 1, 2004, TRW shall reasonably
         determine, in accordance with the standard procedure historically used by TRW (the "True-Up Procedure"), a preliminary retrospective cost adjustment with respect to TRW Automotive Participants under the TRW
         Welfare Plans for the 2002 plan year (the "Preliminary 2002 TRW
         Automotive True-Up"). On or before January 1, 2005, TRW shall determine, in accordance with the True-Up Procedure, the final retrospective cost adjustment with respect to TRW Automotive
         Participants under the TRW Welfare Plans for the 2002 plan year (the
         "Final 2002 TRW Automotive True-Up"). On or before January 1, 2005, TRW shall determine, in accordance with the True-Up Procedure, a preliminary retrospective cost adjustment with respect to TRW
         Automotive Participants under the TRW Welfare Plans for the 2003 plan year (the "Preliminary 2003 TRW Automotive True-Up"). On or before
         January 1, 2006, TRW shall determine, in accordance with the True-Up
         Procedure, the final retrospective cost adjustment with respect to TRW
         Automotive Participants under the TRW Welfare Plans for the 2003 plan year (the "Final 2003 TRW Automotive True-Up"). Documentation
         supporting the calculations of each TRW Automotive True-Up shall be provided to the Company for review. In the case of any positive TRW
         Automotive True-Up, TRW shall, within 60 days after the TRW Automotive
         True-Up is determined, pay the Company the amount of the TRW Automotive
         True-Up. In the case of any negative TRW Automotive True-Up, the
         Company shall, within 60 days after receipt of notice from TRW, pay TRW the amount of the TRW Automotive True-Up. In the event that any TRW
         Automotive True-Up is payable hereunder prior to the Closing Date, such
         TRW Automotive True-Up shall be settled in accordance with True-Up
         Procedure. The Company shall have the right, at its own expense, to require TRW to submit the TRW Welfare Plans for audit with respect to the preliminary and final TRW Automotive True-Ups. Such audit or audits, if any, will be carried out in a commercially reasonable manner during normal business hours by

                                       17

         the Company or an inspection body selected by the Company and composed of independent members in possession of the appropriate professional qualifications.

         Section 5.4 Disposition of Voluntary Employee Beneficiary Association
Assets. TRW and the TRW Subsidiaries shall retain all Voluntary Employee
Beneficiary Association assets and any related trusts at and after the Closing
Date. In no event will any such assets or such related trusts transfer to the
Company or the TRW Automotive Subsidiaries; the Company will provide all cooperation as may be necessary to accomplish the foregoing.

                                   ARTICLE VI

                       U.S. NON-QUALIFIED RETIREMENT PLANS

         Section 6.1 Non-Qualified Plans Maintained by the TRW Automotive
Subsidiaries Prior to Closing Date. Immediately prior to the Closing Date, one or more TRW Automotive Subsidiaries maintain the Varity Automotive Inc.
Supplemental Retirement & Deferred Compensation Plan for Employees and the
Varity Automotive Inc. Non-Qualified Deferred Compensation Plan (collectively, the "TRW Automotive U.S. Non-Qualified Plans") and rabbi trusts relating thereto
(collectively, the "TRW Automotive Rabbi Trusts"). Effective as of the Closing
Date, the Company or the TRW Automotive Subsidiaries hereby retains and agrees to fully perform, pay and discharge and agrees to cause the TRW Automotive U.S.
Non-Qualified Plans and the TRW Automotive Rabbi Trusts to retain and to fully perform, pay and discharge, all accrued benefit and other Liabilities under or with respect to the TRW Automotive U.S. Non-Qualified Plans and the TRW
Automotive Rabbi Trusts.

         Section 6.2       Non-Qualified Plans Maintained by TRW Prior to
Closing Date.

         (a) Immediately prior to the Closing Date, TRW maintains the TRW
Non-Qualified Plans. Effective as of the Closing Date (Delayed Transfer Date for
Delayed Transfer Employees), the Company hereby assumes, and agrees, or shall cause one or more TRW Automotive Subsidiary to assume and agree to fully perform, pay and discharge all accrued benefits as of the Closing Date under or relating to the TRW Non-Qualified Plans with respect to all TRW Automotive
Participants and Delayed Transfer Employees. Effective as of the Returned
Transfer Date, TRW hereby assumes, and agrees to fully perform, pay and discharge all accrued benefits and other Liabilities of the Company or any of its Subsidiaries under or relating to the TRW Automotive U.S. Non-Qualified
Plans with respect to all Returned Transfer Employees.

         (b) Assumption of Global Retirement Plan and Related Liability.
Immediately prior to the Closing Date, TRW or one or more TRW Subsidiaries maintain the Global Retirement Plan. Effective as of the Closing Date, the
Company hereby assumes, or shall cause a TRW Automotive Subsidiary to assume sponsorship of the Global Retirement Plan and agrees to fully perform, pay and discharge all accrued benefit and other Liabilities under or relating to the
Global Retirement Plan including all Liabilities of TRW or any of its
Subsidiaries and the Global Retirement Plan under or relating to the Global
Retirement Plan with respect to all individuals who had an accrued benefit or were otherwise covered under the Global Retirement Plan at any time.

                                       18

         (c) TRW agrees to transfer (or cause to be transferred to) the Company any assets allocated, reserved or otherwise set aside (including any assets held under any grantor trusts) for the purpose of paying benefits under any TRW
Non-Qualified Plan, the Global Retirement Plan or any other plan with respect to which Purchaser, the Company or their Affiliates are assuming liabilities hereunder.

                                   ARTICLE VII

                                  FOREIGN PLANS

         Section 7.1       Transfer of Foreign Non-UK Plans.

         (a) Immediately prior to the Closing Date, the Company will retain, assume, or cause one of the TRW Automotive Subsidiaries to assume, sponsorship of the TRW Automotive Non-U.S. Plans, and the Company or the TRW Automotive
Subsidiaries hereby agree to assume and be responsible for and fully perform, pay and discharge all Liabilities relating to the TRW Automotive Non-U.S. Plans, including all Liabilities of the Company or any of its Subsidiaries arising in respect of all individuals who had an accrued or contingent benefit or were otherwise covered under the TRW Automotive Non-U.S. Plans at any time prior to the Closing Date.

         (b)      Transfer of TRW Transferring Members

                  (i) As soon as practicable after the Closing Date, and in any event within 30 days after the Closing Date (or if later, within 30 days of the Leaving Date, as defined in Actuarial Schedule 1), the
         Company and its Subsidiaries shall provide to the TRW Actuary such data, records and other information as is necessary to enable TRW's
         Actuary to verify the Transfer Amount in respect of TRW Transferring
         Members in each of the TRW Automotive Non-U.S. Plans. As soon as practicable after the Closing Date the Company shall instruct its
         Actuary to determine the Transfer Amounts. The Company shall make the details of these calculations and their results available to TRW for their review and confirmation, and shall furnish to them such data and other information as may be required or requested to permit a review, recalculation and confirmation of the Transfer Amounts. The actuarial bases of how the Transfer Amounts are to be calculated in respect of each of the TRW Automotive Non-U.S. Plans are set out in Actuarial
         Schedule 1. TRW shall within 2 months of receiving such information and data (or such later date as the parties may agree to) notify the
         Company as to its agreement or disagreement with the Company's calculation of the Transfer Amounts.

                  (ii) If TRW and the Company cannot reach agreement with
         respect to calculations under this Section 7.1 any such disputes shall be referred to and settled with final and binding effect by an independent actuary mutually agreeable to TRW and the Company, pursuant to the terms set out in Clause 4.2 or Clause 5.3, as applicable, of
         Actuarial Schedule 1. The costs, fees and expenses which are associated with any such appointment shall be borne equally by TRW and the
         Company.

                 (iii) After final agreement is reached between TRW and the
         Company on the Transfer Amounts in respect of the TRW Transferring
         Members in each of the TRW

                                       19

         Automotive Non-U.S. Plans, TRW, the Company and the TRW Automotive
         Subsidiaries shall take whatever action is required to facilitate transfers, on or before the Due Date as defined in Actuarial Schedule
         1 (or such other date as to be agreed between the parties), of assets equal to the Transfer Amounts from each of the TRW Automotive Non-U.S.
         Plans, to appropriate TRW pension arrangements which are capable of receiving the Transfer Amounts for and on behalf of the TRW
         Transferring Members.

         Section 7.2 Transfer of the UK TRW Pension Scheme. The parties to this
Agreement shall use best endeavors to arrange that one of the TRW Automotive
Subsidiaries (the "New Principal Employer") will be substituted as Principal
Employer of the TRW Pension Scheme, with effect from the Closing Date. Prior to the Closing Date TRW shall not make any changes (whether as to the vesting of powers or benefits, or otherwise), or enable such changes to be automatically triggered, to the TRW Pension Scheme as a result of the substitution other than the change of Principal Employer. The Company or the TRW Automotive Subsidiaries
hereby agree to retain and be responsible for and fully perform, pay and discharge all Liabilities relating to the TRW Pension Scheme including all
Liabilities of the Company or any of its Subsidiaries arising in respect of all individuals who had an accrued or contingent benefit or were otherwise covered under the TRW Pension Scheme at any time prior to the Closing Date, and the obligations on the Company/TRW Automotive Subsidiaries set out in Schedule 7.2.

                                       20

                                  ARTICLE VIII

                                 OTHER BENEFITS

         Section 8.1 Other Plans. Except as otherwise provided in this
Agreement, effective as of the Closing Date, the Company shall assume or retain, or cause one or more TRW Automotive Subsidiaries to assume or retain, as applicable, and shall be solely responsible for and shall fully perform, pay and discharge, all Liabilities of TRW or any of its Subsidiaries for, due to and/or
attributable to Active TRW Automotive Employees and Delayed Transfer Employees
under the TRW Operational Incentive Plan, the TRW Strategic Incentive Plan and
all other similar plans and arrangements of TRW and its Subsidiaries to the extent such Liabilities have been accrued on the balance sheet of one or more of the TRW Automotive Subsidiaries (collectively, the "TRW Other Compensation
Plans") in effect at or prior to the Closing Date (Delayed Transfer Date for
Delayed Transfer Employees). TRW shall pay or cause to be paid to all Active TRW
Automotive Employees any bonuses otherwise payable in respect of the fiscal year prior to the fiscal year in which the Closing Date occurs pursuant to the TRW
Other Compensation Plans or any other annual incentive compensation plans of the
Pre-Acquisition Group, which bonuses would otherwise be payable during the fiscal year in which the Closing Date occurs. As of the Closing Date, TRW shall pay to the Company a pro rata portion of any bonuses otherwise payable to Active
TRW Automotive Employees in respect of the fiscal year in which the Closing Date occurs pursuant to the TRW Other Compensation Plans or any other annual incentive compensation plans of the Pre-Acquisition Group, which bonuses would otherwise be payable after the end of the applicable fiscal year (such payment to be reduced by the amount of such bonuses, if any, paid to Active TRW
Automotive Employees as described in items (e) and (f) of Schedule 7.2 to the
Northrop Grumman Disclosure Letter).

         Section 8.2 Equity-Based Compensation.  TRW or its Subsidiaries shall remain solely responsible for the payment of awards of all equity-based compensation granted prior to closing.

         Section 8.3 Severance Pay; Notice Obligations. TRW or its Subsidiaries
shall retain and be solely responsible for and shall fully perform, pay and discharge, all Liabilities in connection with claims made by or on behalf of TRW
Automotive Participants (or TRW Participants, as applicable) or Delayed Transfer
Employees in respect of severance pay, salary continuation, notice obligations and similar obligations relating to the termination or alleged termination of any such person's employment that occurred before or on the Closing Date
(Delayed Transfer Date for Delayed Transfer Employees) and whether any claim is made with respect thereto before, on or after the Closing Date (Delayed Transfer
Date for Delayed Transfer Employees). The Company and the TRW Automotive
Subsidiaries (or TRW and its Subsidiaries, as applicable) shall be solely responsible for, and shall fully perform, pay and discharge, all liabilities of
TRW or any of its Subsidiaries (or the Company and its Subsidiaries, as
applicable) in connection with claims made by or on behalf of Active TRW
Automotive Employees or Delayed Transfer Employees in respect of severance pay, salary continuation, notice obligations and similar obligations relating to the termination or alleged termination of any such person's employment after the
Closing Date (Delayed Transfer Date for Delayed Transfer Employees).

                                       21

         Section 8.4 Employment, Consulting and Other Employee-Related
Agreements. Except with respect to the agreements and arrangements listed on
Schedule 8.4, which, notwithstanding any other provision of this Agreement, shall remain the sole liability of TRW, effective from and after the Closing
Date (Delayed Transfer Date for Delayed Transfer Employees), the Company and the
TRW Automotive Subsidiaries shall assume or retain, as applicable, and be solely responsible for, and fully perform, pay and discharge, all Liabilities of TRW or any of its Subsidiaries relating to Active TRW Automotive Employees and Delayed
Transfer Employees (a) under any employment, consulting, separation, arbitration and other employee-related agreements with any member of the Pre-Acquisition
Group, as the same are in effect immediately prior to the Closing Date (Delayed
Transfer Date for Delayed Transfer Employees); and (b) except as specifically set forth in this Agreement, under any benefit plans, collective bargaining agreements, similar plans or agreements or otherwise of any member of the
Pre-Acquisition Group. This applies regardless of whether such Liabilities arose before, on or after the Closing Date (Delayed Transfer Date for Delayed Transfer
Employees), including all litigation, administrative charges, grievances, arbitrations, or alternative dispute claims.

          Section 8.5 Workers' Compensation. The Company and its Subsidiaries
shall be responsible for any loss, liability, damage or expense resulting from workers' compensation claims arising out of or based on events or occurrences prior to, on or after the Closing Date.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1 Indemnification. All Liabilities retained or assumed by TRW or any TRW Subsidiary pursuant to this Agreement shall be deemed to be
Liabilities of TRW and all Liabilities retained or assumed by the Company or any
TRW Automotive Subsidiary pursuant to this Agreement shall be deemed to be TRW
Automotive Liabilities and, in each case, shall be subject to the indemnification provisions set forth in Article X of the Master Purchase
Agreement.

         Section 9.2 Sharing of Information. TRW and the Company shall, and shall cause each of their respective Subsidiaries to, provide to the other all such Information in its possession as the other may reasonably request to enable the requesting party to administer its employee benefit plans, programs, compensation, employment consulting and other related agreements and to determine the scope of, and fulfill, its obligations under this Agreement. Such
Information shall, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event shall the party providing such Information be obligated to incur any out-of-pocket expense not reimbursed by the party making such request, nor to make such Information available outside its normal business hours and premises. Any Information shared or exchanged pursuant to this Agreement shall be subject to the same confidentiality requirements set forth in the Master Purchase Agreement.

         Section 9.3 Facilitation of Benefits Changes. TRW and the Company
hereby agree to take any and all actions necessary to facilitate the transactions contemplated by this Agreement. Such actions shall include, among others, adopting plans or plan amendments, and submitting them for appropriate
IRS determination letters and other governmental approvals, to reflect asset

                                       22

and Liabilities transfers, required service credits and the Delayed Transfer
Employee and Returned Transfer Employee provisions.

         Section 9.4 Access to Employees. After the Closing Date, the TRW Group
shall make available to the TRW Automotive Group, those of its employees whom the TRW Automotive Group may reasonably need in order to defend or prosecute any legal or administrative action to which any member or Employee Benefit Plan of the TRW Automotive Group is a party and which relates to the conduct of the
Automotive Business or Employee Benefit Plans prior to the Closing Date (Delayed
Transfer Date for Delayed Transfer Employees or Returned Transfer Date for
Returned Transfer Employees). After the Closing Date, the TRW Automotive Group
shall make available to the TRW Group, those of its employees whom the TRW Group may reasonably need in order to defend or prosecute any legal or administrative action to which any member or Employee Benefit Plan of the TRW Group or Employee
Benefit Plans is a party and which relates to the conduct of the TRW Business prior to the Closing Date (Delayed Transfer Date for Delayed Transfer Employees
or Returned Transfer Date for Returned Transfer Employees). The party to whom an employee is made available shall pay or reimburse the other party for all reasonable expenses which may be incurred by such employee in connection therewith, including, without limitation, all travel, lodging, and meal expenses, and shall compensate the other party for the number of whole business days spent by each such employee in providing such services at the rate of one hundred thirty percent (130%) of the average daily gross pay per business day
(excluding the value of employee benefits) of such employee during the calendar month in which such services are performed.

         Section 9.5 Entire Agreement. This Agreement, the Master Purchase
Agreement and the other Ancillary Agreements, including any annexes, schedules and exhibits hereto or thereto, and other agreements and documents referred to herein and therein, shall together constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, with respect to such subject matter.
Notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there is a conflict between the provisions of this agreement and the provisions of the Master Purchase Agreement, the provisions of this Agreement shall control.

         Section 9.6 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given (i) by personal delivery to the appropriate address as set forth below (or at such other address for the party as shall have been previously specified in writing to the other party), (ii) by reliable overnight courier service (with confirmation) to the appropriate address as set forth below (or at such other address for the party as shall have been previously specified in writing to the other party), or (iii) by facsimile transmission (with confirmation) to the appropriate facsimile number set forth below (or at such other facsimile number for the party as shall have been previously specified in writing to the other party) with follow-up copy by reliable overnight courier service the next Business Day:

If to TRW, to:

                                       23

                       c/o Northrop Grumman Corporation
                       1840 Century Park East
                       Los Angeles, CA 90067
                       Facsimile No.:  [          ]
                                        ----------
                       Attention:    [                                   ]
                                      -----------------------------------
                                     [                                   ]
                                      -----------------------------------

With a copy to:

                       Gibson, Dunn & Crutcher, LLP
                       333 South Grand Avenue
                       Los Angeles, California 90071
                       Facsimile No:  (213) 229-7520
                       Attention:    Andrew E. Bogen, Esq.

If to the Company, to:

                       [                                   ]
                        -----------------------------------
                       12025 Tech Center Drive
                       Livonia, Michigan 48150]
                       Facsimile No.:  [          ]
                                        ----------
                       Attention:    General Counsel
                                     [                                   ]
                                      -----------------------------------

With a copy to:

                       Simpson, Thacher & Bartlett
                       425 Lexington Avenue
                       New York, New York 10017
                       Facsimile No.:  (212) 455-2502
                       Attention:    Brian D. Robbins

         All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5
p.m. (New York City time) and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

         Section 9.7 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by an authorized officer of each party. Except as otherwise provided in this
Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by an authorized officer of the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                       24

         Section 9.8 Headings. The table of contents and the article, section, paragraph and other headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 9.9 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         Section 9.10 Governing Law. THIS AGREEMENT, INCLUDING ALL MATTERS OF
CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL, UNLESS PREEMPTED BY FEDERAL LAW,
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS OR ANY
OTHER LAW THAT WOULD MAKE THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE
STATE OF DELAWARE APPLICABLE HERETO.

         Section 9.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING
ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED
HEREBY.

         Section 9.12 Assignment.  This Agreement may not be assigned by either party without the written consent of the other party. No such assignment shall relieve either party of any of its rights and obligations hereunder.

         Section 9.13 Binding Nature; Third-Party Beneficiaries. This Agreement
shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns. Except for the provisions of
Section 9.1 of this Agreement which are intended for the benefit of, and to be enforceable by, any of the Indemnified Parties in their respective capacities as such, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or Persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 9.14 Severability. This Agreement shall be deemed severable;
the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term hereof, which shall remain in full force and effect, for so long as the economic or legal substance of the transactions contemplated by this
Agreement is not affected in any manner materially adverse to any party. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that such restriction may be enforced to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

         Section 9.15      Construction.

         (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires, (ii) the words "hereof,"
"herein," and "herewith" and words of similar import

                                       25

shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including the Schedules hereto and the Exhibits hereto) and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, and exhibits and schedules of this Agreement unless otherwise specified, (iii) the words
"including" and words of similar import when used in this Agreement shall mean
"including, without limitation," unless otherwise specified, (iv) the word "or"
shall not be exclusive, (v) the Company and TRW shall be referred to herein individually as a "party" and collectively as "parties" (except where the context otherwise requires) and (vi) the phrases "used primarily in" or "relate primarily to" are to be determined in relation to the business of TRW and its
Affiliates collectively.

         (b) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this
Agreement.

         (c) Any reference to any federal, state, local or non-U.S. statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.

                  [Remainder of page intentionally left blank.]

                                       26

         IN WITNESS WHEREOF, the parties have caused this Employee Matters
Agreement to be duly executed as of the day and year first above written.

                              TRW INC.

                              By: /s/ Albert F Myers
                                 -----------------------------------------
                                  Name:  Albert F. Myers
                                  Title:  President, Chief Executive Officer,
                                  Chief Financial Officer, Treasurer

                              ROADSTER ACQUISITION CORP.

                              By: /s/ Joshua Astrof
                                 -----------------------------------------
                                  Name:  Joshua Astrof
                                  Title:  Treasurer and Secretary

                                       27